INFORMATION STATEMENT DATED ________________
AEGON/TRANSAMERICA SERIES FUND, INC.
ON BEHALF OF CLARION REAL ESTATE SECURITIES

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll Free) 1-800-851-9777

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE NOT REQUESTED TO SEND US A PROXY

	This information statement is being furnished to the Policyowners invested in the Clarion Real Estate Securities portfolio
(the "Portfolio") of AEGON/Transamerica Series Fund, Inc.
(the "Fund"), to provide information regarding the approval by the Board of Directors (referred to herein as the "Board" or "Directors")
 of a new sub-advisory agreement (the "Sub-Advisory Agreement") on behalf of the Portfolio, dated May 1, 2002, between AEGON/Transamerica
 Fund Advisers, Inc. ("ATFA" or "Investment Adviser") and Clarion CRA Securities, L.P. ("Clarion"or "Sub-Adviser"), a copy of which is attached hereto as Exhibit A. The Sub-Advisory Agreement contains substantially identical terms as the former sub-advisory agreement relating to the Portfolio between ATFA and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") which had served as sub-adviser to the Portfolio since May 1, 1998.
This information statement is provided in lieu of a proxy statement to shareholders of record as of ___________, pursuant to the terms of an exemptive order (the "Order") issued by the U.S. Securities and Exchange Commission ("SEC") on August 5, 1998. The Order permits ATFA to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the
Board, including a majority of Directors who are not parties to the agreement and are not interested persons, as defined in the Investment
 Company Act of 1940, as amended (the "1940 Act"), of those parties ("Independent Directors"), without obtaining shareholder approval.
  This information statement will be mailed on or about July 26, 2002.
	The Fund, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation. The Fund's principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.


GENERAL INFORMATION
	On December 10, 2001, a majority of the Directors, including a majority of the Independent Directors, unanimously approved the Sub-Advisory Agreement and the selection by ATFA of Clarion to replace J.P.
 Morgan as sub-adviser to the Portfolio. The Directors unanimously approved the Sub-Advisory Agreement in light of J.P. Morgan's notification to ATFA that as of the close of business on April 30, 2002, J.P. Morgan would no longer provide investment sub-advisory services with respect to the Portfolio. The decision by J.P. Morgan necessitated the selection of a new sub-adviser for the Portfolio.
  ATFA recommended Clarion to the Directors as a replacement for J.P. Morgan. See "Board Consideration of the Sub-Advisory Agreement" below.
	The Sub-Advisory Agreement contains terms and conditions substantially identical to those of the sub-advisory agreement with J.P.
 Morgan. See "Terms of the Sub-Advisory Agreement" below for a description of the new agreement.
	Section 15 of the 1940 Act requires that a majority of the Portfolio's outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, ATFA, on behalf of the Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements on behalf of certain portfolios without receiving prior shareholder approval. On December 15, 1998, shareholders of the Portfolio authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.

THE INVESTMENT ADVISER
	ATFA serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of January 1, 1997. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on March 18, 2002. The Advisory Agreement was last approved by Policyowners on December 16, 1996.
	ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc.
("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is the sale and servicing of life and health insurance, and annuity and investment products.
  AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.
	The Investment Adviser's directors and principal officer, together with their principal occupations, are listed in Exhibit B. No officer or Director of the Fund (who is not a director of the Investment
Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser.
TERMS OF THE ADVISORY AGREEMENT
Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Portfolio, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Portfolio at the rate of 0.80% of the Portfolio's average daily net assets.
ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of the Fund. ATFA also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors
Bank & Trust Company, the Fund's custodian, and AEGON/Transamerica
Fund Services, Inc., the Fund's transfer and dividend disbursing agent.
  The management services of ATFA for the Fund are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.
In connection with its management of the business affairs of the Fund, ATFA bears the following expenses: (a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of the Directors who are not affiliated persons of ATFA or the Portfolio's sub-adviser; (b) all expenses incurred by ATFA or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by a Portfolio, as described below; and (c) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.
Under the terms of the Advisory Agreement, the Portfolio is responsible for the payment of the following expenses: (a) the fees payable to the Investment Adviser; (b) the fees and expenses of Directors who are not affiliated persons of the Investment Adviser or the Portfolio's sub-
adviser on a pro-rata basis with the other portfolios in the Fund; (c) the fees and certain expenses of the Portfolio's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Adviser in connection with its obligation of maintaining required records of the Portfolio and of pricing Portfolio shares; (d) the charges and expenses of the Fund's legal counsel and independent accountants with respect to the Portfolio; (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by the Portfolio to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member;
(h) the Portfolio's proportionate cost of fidelity and liability insurance; (i) the Portfolio's proportionate share of the fees and expenses involved in registering and maintaining registration of the Fund with the SEC and qualifying the Portfolio's shares under state securities laws, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the Policy owners, and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business as it relates to the Portfolio.
	The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The
Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days' written notice to the Fund.
ATFA acts as investment adviser to the following investment companies, in addition to the Fund: IDEX Mutual Funds, Transamerica Occidental Life Insurance Company Separate Account Fund B and Transamerica Income Shares, Inc.

INFORMATION CONCERNING THE SUB-ADVISER
	Clarion is a registered investment adviser that, with its affiliates, had approximately $_____ billion in assets under management as of _________ __, 2002.  Clarion is located at 259 N. Radnor-Chester
Road, Radnor, Pennsylvania 19087. Exhibit B sets forth certain information concerning the principal executive officer and directors of Clarion. No officer or director of the Fund is an officer, employee, director or shareholder of Clarion. No officer or director of the Fund owns securities or has any other material direct or indirect interest in Clarion or is a person controlling, controlled by or under common control with Clarion.
	Clarion's investment advisers provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company portfolio advised or sub-advised by Clarion with an investment objective similar to that of the Portfolio.


Clarion Investment Strategy
	The name of the Portfolio has been changed to Clarion Real Estate Securities as a result of the change in sub-adviser. The investment strategy employed by Clarion is substantially similar to that of the previous sub-adviser. The Portfolio's investment objective is to seek the highest possible current income within the confines of the primary goal of ensuring the protection of capital. Clarion seeks to achieve the Portfolio's objective by investing principally in U.S. government securities obligations, including Treasury and Agency Securities; medium to high-quality to corporate bonds; mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations; and asset-backed securities.
	Clarion analyzes four major factors in managing and constructing the Portfolio: duration, market sector, maturity concentrations and individual securities.  Clarion looks for market sectors and individual securities that it believes will perform well over time. Clarion is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

TERMS OF THE SUB-ADVISORY AGREEMENT
	The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.
	Under the Sub-Advisory Agreement, Clarion is compensated by ATFA (and not the Portfolio) at an annual rate of 0.40% of the Portfolio's average daily net assets managed by Clarion, less 50% of any amount paid pursuant to any expense limitation or the amount of any other reimbursement made by ATFA to the Portfolio. The Sub-Advisory Agreement provides that, subject to ATFA's and the Board's supervision, Clarion is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Clarion also provides ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.
The Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's management agreement with ATFA, and (3) the Sub-Advisory Agreement may be terminated at any time by
Clarion or ATFA on 60 days' written notice to the other party to the Sub-Advisory Agreement.
	The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Clarion will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT
	At an in person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and unanimously approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by ATFA and Clarion. ATFA explained to the Directors the research, review and selection process that it employed to identify potential candidates to replace the current sub-adviser, which included the review of due diligence materials from the candidates by ATFA. ATFA explained the reasons why it selected Clarion and why it recommended that the Directors approve Clarion as the Portfolio's new sub-adviser.
	The Board considered a number of factors in approving Clarion, including Clarion's: (i) history and background in managing portfolios for other clients; (ii) investment philosophy, long-term performance record, and the experience and background of the personnel who would be responsible for managing the Portfolio's assets; (iii) performance relative to its peers; (iv) facilities and compliance procedures; (v) the nature, quality and extent of services expected to be provided to the Portfolio; (vi) the reputation of Clarion in the asset management industry; (vii) the size and structure of Clarion, as well as the amount of assets that Clarion currently manages; and (viii) demonstrated ability to consistently add value relative to the Portfolio's benchmark.

	The Board discussed and reviewed the terms of the Sub-Advisory Agreement, noting that the material terms of the Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement between ATFA and J.P. Morgan. Under the new sub-advisory agreement, the sub-advisory fee is payable at the rate of 0.40% of the Portfolio's average daily net assets, less 50% of any amount paid pursuant to any expense limitation or the amount of any other reimbursement made by ATFA to the Portfolio. These fee arrangements are the same as the fee arrangements with J.P. Morgan under the prior sub-advisory agreement.

	During the Portfolio's most recently completed fiscal year ended December 31, 2001, J.P. Morgan received an aggregate of $120,265 from ATFA for services rendered to the Portfolio. The aggregate amount of investment management fees paid by ATFA had the new sub-advisory agreement been in place during the Portfolio's most recently completed fiscal year would have been the same.

	In determining whether it was appropriate to approve the Sub-Advisory Agreement, the Board requested information, provided by ATFA and Clarion, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.
	The Directors approved the Sub-Advisory Agreement on the basis of the following considerations, among others:
 The sub-advisory fees payable to Clarion are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of Clarion's relationship with the Portfolio, and the comparability of the proposed fee to fees paid by comparable management investment companies;
The nature, quality and extent of the investment sub-advisory services expected to be provided by Clarion, in light of Clarion's disciplined investment methodology, the high quality services provided to other management investment companies advised by Clarion, and the historic performance of accounts managed by Clarion, including achievement of stated investment objectives;
 Clarion's representations regarding its staffing and capabilities to manage the Portfolio, including the retention of personnel with significant portfolio management experience;
 Clarion's entrepreneurial commitment to the management and success of the Portfolio, which could entail a substantial commitment of resources to the successful operation of the Portfolio; and The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Clarion.
	Based upon its review of the information requested and provided, the Board concluded that the Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Sub-Advisory Agreement.

PRINCIPAL SHAREHOLDERS
	As of the record date, the Portfolio had ___ shares of beneficial
 interest, representing a cash value of $________.   The shareholders
of the Portfolio are: [AUSA Life Insurance Company, Inc., Transamerica Life Insurance Company, Western Reserve Life Assurance Co. of Ohio and Transamerica Occidental life Insurance Company].

SHAREHOLDER PROPOSALS
	As a general matter, the Portfolio does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of AEGON/ Transamerica Series Fund, Inc., 570 Carillon Parkway, St. Petersburg,
 Florida 33716.
	Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORT
The Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. Any such request should be directed to the Fund by calling (800) 851-9777 or by writing WRL at P.O. Box 5068, Clearwater, Florida 33758-5068.

ADDITIONAL INFORMATION
	The Fund's investment adviser, ATFA, and its transfer agent and administrator, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund's principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

By Order of the Board of Directors,


John K. Carter, Esq., Secretary
AEGON/Transamerica Series Fund, Inc.
St. Petersburg, Florida



Exhibit A

SUB-ADVISORY AGREEMENT
 BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC.
AND
CLARION CRA SECURITIES, L.P.


	SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2002 between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a
corporation organized and existing under the laws of the State of Florida and Clarion CRA Securities, L.P. ("Sub-Adviser"), a Limited Partnership, organized and existing under the laws of Delaware.

	WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

	WHEREAS, the Fund is authorized to issue shares of Clarion Real Estate Securities (the "Portfolio"), a separate series of the Fund;

	WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

	WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

	NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

	1.	Appointment.

	Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

	2.	Duties of the Sub-Adviser.

A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment
 Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional
Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser.
  The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.


B. Additional Duties of Sub-Adviser.   In addition to the
above, Sub-Adviser shall:

(1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

(2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration
 Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

	3.	Compensation.

	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule
A of this Agreement, (ii) less 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

	4.	Duties of the Investment Adviser.

A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.
  Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

(2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

(3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the
 Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

(5)  The Fund's Prospectus (as defined above); and

(6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

	The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this
 Agreement.

C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

	5.	Brokerage.

A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.



6.	Ownership of Records.

	The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund,
(ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

	7.	Reports.

	The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

	8.	Services to Other Clients.

	Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature
..

9.	Sub-Adviser's Use of the Services of Others.

The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub -Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

10.	Representations of Sub-Adviser.

	The Sub-Adviser represents, warrants, and agrees as follows:

A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

	11.	Term of Agreement.

	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

	12.	Notices.

	Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

	If to the Fund:

		AEGON/Transamerica Series Fund, Inc.
		570 Carillon Parkway
		St. Petersburg, FL  33716
		Attn: John K. Carter, Esq.
		Telephone: (727) 299-1824
		Fax: (727) 299-1641

	If to the Investment Adviser:

		AEGON/Transamerica Fund Advisers, Inc.
		570 Carillon Parkway
		St. Petersburg, FL  33716
		Attn: John K. Carter, Esq.
		Telephone: (727) 299-1824
		Fax: (727) 299-1641

	If to the Sub-Adviser:

		Clarion CRA Securities, L.P.
		259 N. Radnor-Chester Rd.
		Radnor, PA  19087
		Attn: Heather Trudel
		Telephone: 610/995-8907


13.	Termination of Agreement.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No.
23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement.  The Sub-Adviser may terminate this
 Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

	14.	Amendment of Agreement.

	No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

	15.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act.
  To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.


B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

		E.  Definitions.	Any question of interpretation of any
term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940
 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets,"
 "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.


	IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


ATTEST:				AEGON/TRANSAMERICA FUND ADVISERS, INC.


By: ______________________		By:  ______________________________
Name:	Gayle A. Morden	 	Name:	John K. Carter
Title:	Assistant Vice President		Title:
Vice President, General Counsel, Compliance
	and Assistant Secretary			Officer and Secretary



ATTEST:				CLARION CRA SECURITIES, L.P.



By: _________________________	By:
Name: ______________________	Name:
Title: _______________________	Title:




SUB-ADVISORY AGREEMENT

SCHEDULE A


PORTFOLIO
SUB-ADVISER COMPENSATION
TERMINATION DATE
Clarion Real Estate Securities
0.40% of the Portfolio's average daily net assets, less 50% of the amount paid or reimbursed by the investment adviser to the Portfolio pursuant to any expense limitation
April 30, 2004









Exhibit B
Directors and Principal Officer of the Investment Adviser
	The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.
Name and Position with the Investment Adviser
Principal Occupation/Position
Brian C. Scott, Director, Chief Executive Officer
President & Chief Executive Officer of IDEX Mutual Funds (2002-present); President of Endeavor Management Co. from June
2001 to December 2001; Director, President and Chief Executive Officer of Idex Management, Inc. (2001-present); Director, Idex Investor Services, Inc. (January, 2002-present); Director, President
 & Chief Operating Officer of AEGON/ Transamerica Fund Services, Inc. (January 2002-present); Chief Marketing Officer of the Financial
Markets Division of AEGON Group (June 1992 - June 2001).
Larry N. Norman, Director and Chairman
Executive Vice President, Chief Operating Officer of AEGON USA
(Cedar Rapids, Iowa); Trustee of IDEX Mutual Funds; Director of AEGON/Transamerica Series Fund, Inc.; Manager of Transamerica Occidental Life Insurance Company Separate Life Account Fund B. Douglas C. Kolsrud, Director
(information to follow)

All Officers as set forth above, except Messier Kolsrud, serve as an officer and Director of the Fund.

Executive Officers and Principal Officer of the Sub-Adviser

The address of each of the following persons is 1111 Polaris
Parkway, Suite 2B, Columbus, Ohio 43240.
Name and Position with Sub-Adviser
Principal Occupation/Position
Ritson T. Ferguson, Executive Officer and Chief Investment Officer (information to follow)
Burt J. Kling, Executive Officer
(information to follow)
John A. Weisz, Executive Officer
(information to follow)
Stephan J. Furnary, Executive Officer
(information to follow)
Charles Grossman, Executive Officer
(information to follow)
Wilhelm A. Veenhuysen, Executive Officer
(information to follow)

No officer of director of ATSF is an officer, employee, director or shareholder of Clarion. No officer or director of ATSF owns securities or has any other material direct or indirect interest in Clarion.


Exhibit C
	The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by Clarion.

Name of Portfolio with Similar Investment Objective
Net Assets as of
December 31, 2001
Annual Management Fee Rate

$ ___ million








18





LETTERHEAD


July 12, 2002

VIA EDGAR




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:	AEGON/Transamerica Series Fund, Inc.
	Clarion Real Estate Securities
	1933 Act File No.:  33-507
	1940 Act File No.:  811-4419
	Filer CIK No.  0000778207

Preliminary Information Statement


Ladies/Gentlemen:

On behalf of AEGON/Transamerica Series Fund, Inc. (the "Fund"), attached for filing electronically via EDGAR is a preliminary information statement for Clarion Real Estate Securities, a separate series of the Fund. This information statement is being filed pursuant to an Exemptive Order granted by the SEC under Section
6(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), which granted exemption from Section 15(a) and Rule 18f-2 under the 1940 Act (Release No. 23379).

Please call me at (727) 299-1824 if you have any questions or comments regarding this filing.

Sincerely,


								/s/John K. Carter
								John K. Carter, Esq.
				Vice President, Secretary & General Counsel
AEGON/Transamerica Series Fund, Inc.




cc:	Dechert